UNITED STATES

SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2025

GMS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer of Indemnification No.)

115 Perimeter Center Place, Suite 600 Atlanta, Georgia	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

100 Crescent Centre
Parkway, Suite 800
Tucker, Georgia 30084

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.01 par value per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 25, 2025, GYP Holdings III Corp. (the “Issuer”), a wholly owned subsidiary of GMS Inc., a Delaware corporation (the “Company”), delivered a notice of conditional full redemption (the “Redemption Notice”) to the holders of its outstanding 4.625% Senior Notes due May 1, 2029 (the “Notes”) issued under the indenture dated as of April 22, 2021 (the “Indenture”), by and among the Issuer, the other parties thereto and U.S. Bank National Association, as Trustee (the “Trustee”). Pursuant to the Redemption Notice and the terms of the Indenture, the Issuer will redeem all $350.0 million aggregate principal amount of outstanding Notes (the “Redemption”), at a redemption price of 101.156% of the principal amount of the Notes outstanding, plus accrued and unpaid interest to, but excluding, the redemption date, subject to the satisfaction of the Redemption Condition (as hereinafter defined).

The Redemption is conditioned upon the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 29, 2025, by and among The Home Depot, Inc., a Delaware corporation (“The Home Depot”), Gold Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of The Home Depot (“Merger Sub”), and the Company, pursuant to which, among other things and on the terms and subject to the conditions set forth therein, The Home Depot has agreed to acquire the Company, by way of a tender offer by Merger Sub for all outstanding shares of common stock of the Company and subsequent merger pursuant to Section 251(h) of the Delaware General Corporation Law (the “Redemption Condition”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

By:	/s/ Scott M. Deakin
Name:	Scott M. Deakin
Title:	Chief Financial Officer

Date: July 25, 2025